Exhibit 99.3 Making Solutions Possible COMPANY OVERVIEW October 2026

Forward-looking statements and use of non-GAAP financial measures This meeting is for the purpose of familiarizing you with Alpha Teknova, Inc. ( Teknova ) and is made for informational purposes only and nothing in the presentation should be viewed, or construed, as “advice”. You understand and agree that the fact this meeting has taken place and anything you hear or learn during this meeting is strictly confidential. By agreeing to attend this meeting, you agree to keep all such information confidential. We have filed with the Securities and Exchange Commission (the SEC ) a registration statement on Form S-3 (including a prospectus) and will file with the SEC a prospectus supplement to the prospectus for the proposed public offering of our securities to which this presentation (and oral statements made regarding the subjects of this presentation) relates. Before you invest, you should read the prospectus supplement and accompanying prospectus in that registration statement and the documents incorporated by reference or filed as exhibits to the registration statement for more complete information about the Company and this offering. You may obtain these documents, when available, and other documents for free by visiting EDGAR on the SEC website. Alternatively, copies of the prospectus supplement and accompanying prospectus, when available, may be obtained from TD Securities (USA) LLC, 1 Vanderbilt Avenue, New York, New York 10017, or by telephone at (855) 495-9846 or email at TD.ECM_Prospectus@tdsecurities.com; or from William Blair & Company, L.L.C., The William Blair Building, 150 North Riverside Plaza, Chicago, Illinois 60606, or by telephone at (800) 621-0687 or email at prospectus@williamblair.com. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Statements in this presentation about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements.” These statements include, but are not limited to, statements relating to Teknova’s anticipated total revenue, including our expectations for 2026 revenue and Free Cash Outflow guidance, and other statements about Teknova’s business prospects, including about Teknova’s profitability, strategy of managing operating expenses, and long-term growth strategy. The words, without limitation, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these or similar identifying words. These forward-looking statements are based on management’s current expectations and beliefs and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond Teknova’s control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, demand for Teknova’s products (including the potential delay to or pausing of customer orders); Teknova’s assessment of fundamental indicators of future demand across its target customer base; Teknova’s cash flows and revenue growth rate; Teknova’s supply chain, sourcing, manufacturing, and warehousing; inventory management; risks related to global economic and marketplace uncertainties, including those related to the conflicts in Ukraine and the Middle East; potential acquisitions and integration of other companies; and other factors discussed in the “Risk Factors” section of Teknova’s most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), including in Teknova’s Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent Quarterly Reports on Form 10-Q filed with the SEC, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although Teknova believes that the expectations reflected in its forward-looking statements are reasonable, Teknova does not know whether its expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which Teknova makes only as of the date hereof, even if they are repeated by Teknova subsequently. Teknova does not intend and shall have no obligation to update, amend, or clarify these forward-looking statements, except as may be required under applicable securities laws. Additionally, this presentation contains financial measures that have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). Teknova uses the following non-GAAP financial measures in assessing the performance of its business and the effectiveness of its business strategies: (a) Adjusted EBITDA and (b) Free Cash Flow (Outflow). Teknova defines Adjusted EBITDA as net income (loss) adjusted for interest income (expense), net, provision for (benefit from) income taxes, depreciation expense, amortization of intangible assets, and stock-based compensation expense. Adjusted EBITDA reflects further adjustments to eliminate the impact of certain items, including certain non-cash and other items that Teknova does not consider representative of its ongoing operating performance. Teknova defines Free Cash Flow (Outflow) as cash provided by (used in) operating activities less purchases of property, plant, and equipment. Teknova provides Adjusted EBITDA and Free Cash Flow (Outflow) in this presentation because Teknova believes that analysts, investors, and other interested parties frequently use these measures to evaluate companies in Teknova’s industry and that such measures facilitate comparisons on a consistent basis across reporting periods. Teknova also believes such measures are helpful in highlighting trends in Teknova’s operating results because they exclude items that are not indicative of Teknova’s core operating performance. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by Teknova may be different from the non-GAAP financial measures used by other companies. A full reconciliation of these non-GAAP measures to the most comparable GAAP measures is included at the end of this presentation. 2 © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026

WE MAKE SOLUTIONS POSSIBLE Leading provider of critical reagents for the discovery, development, and commercialization of novel therapies and diagnostics 2026E REVENUE GROWTH PROJECT ADJUSTED 2026E REVENUE GUIDANCE (MIDPOINT) EBITDA POSITIVE QTR IN 14% 2027 $45-47M ACTIVE # CLINICAL CUSTOMER NUMBER OF CUSTOMERS 2025 YoY % GROWTH THERAPIES SUPPORTED 3,000+ 25% >70 CUSTOMER NUMBER OF ASSOCIATES % REVENUE RETENTION RATE (AS OF JUNE 30, 2026) FROM CELL & GENE THPY 95% 156 ~24% All metrics reflect FY:2025 actuals unless otherwise noted. 2026 figures are guidance/estimates and subject to change. © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 3

Our products are foundational to the life sciences industry LIQUID MICROBIAL MOLECULAR AGAR PLATES CULTURE MEDIA BIOLOGY REAGENTS AND SUPPLEMENTS Extensive selection of standard Wide variety of liquid media Vast range of product types, sizes, and specialty pre-poured agar and broths to expand a particular pH, and molarities to support a plates for a wide variety of microbial or bacterial cell of multitude of applications, such as applications including bacteria, interest under controlled cell lysis, purifying nucleic acids or fungi, and nematode growth, conditions, to freeze cells, or to proteins, washing, resuspending, and environmental monitoring conduct media fills for aseptic and analyzing samples, and in cleanroom spaces validation and monitoring sample management © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 4

teknova:

2025 REVENUE BREAKDOWN

Primary End Markets

APPROX. 1,000 ACCOUNTS
BIOPHARMA AND CONTRACT MANUFACTURING

- ~850 Biotech
- ~30 Large Pharma
- ~200 CDMO/CMOs

aldevron · MERCK · moderna · REGENERON · rocket pharma · sanofi

APPROX. 400 ACCOUNTS
LIFE SCIENCE TOOLS AND DIAGNOSTICS

- ~250 Life Science Tools
- ~150 Diagnostic

BRUKER · Element Biosciences · Myriad genetics · New England Biolabs · Thermo Scientific · TWIST Bioscience

APPROX. 1,900 ACCOUNTS
OTHER MARKETS

- Academic & Government
- Animal Health
- Hospitals
- Distributors

Elanco Animal Health · The University of Texas MD Anderson Cancer Center · St. Jude Children's Research Hospital · SunOpta · UCSF University of California San Francisco · vwr part of avantor


5% Non-Product Revenue
~15%
Other Markets
~30%
Life Science Tools & Diagnostics
~50%
Biopharma & Contract Manufacturing

REVENUE BY END MARKET: FY:2025

© 2026 Alpha Teknova, Inc. • All Rights Reserved • October 2026

5

teknova:

Revenue by Product Type and Customer End Market


OTHER
~5%
CLINICAL
SOLUTIONS
~20%
15%
CLINICAL
SOLUTIONS
CUSTOM
PRODUCTS
Catalog
<5%
15%
LAB ESSENTIALS
CUSTOM
PRODUCTS
60%
LAB ESSENTIALS
CATALOG PRODUCTS
LAB
ESSENTIALS
~75%

2025 REVENUE BREAKDOWN

- **Lab Essentials: ~75% of 2025 Revenue**
  - Research-grade reagents (RUO)
  - Catalog product revenue comprises ~80%
  - Custom product revenue comprises ~20% (including RUO+)
    - Primarily Biopharma, Life Science Tools and Diagnostics customers
- **Clinical Solutions: ~20% of 2025 Revenue**
  - Clinical-grade reagents (GMP)
  - Catalog product revenue comprises ~10%
  - Custom product revenue comprises ~90%
    - Primarily Biopharma and Diagnostics customers in clinical trials
- **Other: ~5% of 2025 Revenue**
  - Includes services, shipping, and other non-product related revenue

© 2026 Alpha Teknova, Inc. • All Rights Reserved • October 2026
6

Why We Win FASTER CATALOG BUSINESS SMALLER CUSTOM TURNAROUND TIME AS A FOUNDATION BATCH SIZES Initial Build Sizes for Custom Time from Order to Shipment Relative Annual Spend Research and Clinical Orders by Account Type in 2025 for Custom Orders 44X 10,000 L MONTHS 1,000 L Typical batch size for Emerging Therapies 100 L 25X and Diagnostics PRODUCTS SHIPPED IN WEEKS 10 L 1 L 1X 1 Others Teknova Catalog Custom GMP 1 Only RUO Others Teknova 1 Illustrative models based on Teknova’s knowledge of competing technologies © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 7 TIME Quote Production QC

The barriers to producing similar custom reagents for our target markets are considerable FACILITIES AND ESTABLISHED CO-LOCATED BESPOKE MODULAR INFRASTRUCTURE CATALOG BUSINESS MANUFACTURING SYSTEM Estimated Cost to Replicate: Estimated Time to Replicate: Estimated Time to Replicate: * * * $50M+, >3 years >10 years >5 years • State-of-the-art, GMP • Switch seamlessly between • Specialized, in-house built manufacturing facilities production of catalog and software and equipment custom products • Facilities support production • Custom integration of key IT needs from discovery to • On-site access to raw materials systems: ERP, QMS, and CRM commercialization due to breadth of catalog • Proprietary production know-how • Capacity for >$200M in annual • Effective utilization of key costs learned over 30 years across * revenue like labor, equipment, and facilities thousands of SKUs * Based on management’s estimates © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 8

Key Takeaways Research- Significant Critical grade Additional operating supplier of reagents near-term leverage in GMP-grade provide a catalysts our P&L reagents diverse, create as our for emerging predictable, potential revenue therapies and and growing tailwinds increases diagnostics foundation © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 9

Continued success in attracting clinical customers 1 NUMBER OF CLINICAL SOLUTIONS CUSTOMERS 60 10 48 6 35 7 26 23 50 4 42 6 13 36% 28 2 22 17 2020-2025 11 CAGR 2020 2021 2022 2023 2024 2025 Biopharma Tools/Dx/Other Total 1 Customer is defined as any customer purchasing within the fiscal year. There is a $5,000 minimum threshold for Clinical Solutions customers. © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 10

We are a critical supplier for more than 70 therapies in clinical trials ~$3.0M ~$0.3M 29.8X ~$0.2M ~$0.1M 3.2X 1.4X 1X Illustrative Annual and Relative 1 Customer Spend by Phase CLINICAL DEVELOPMENT RESEARCH PRECLINICAL POST-APPROVAL AND DISCOVERY DEVELOPMENT PHASE Stage of Clinical Therapies Supported EXPECT TO 55+ 12 5 SUPPORT AT LEAST ONE PRECLINICAL PHASE 1 PHASE 2/3 COMMERCIAL THERAPY OR DIAGNOSTIC BY END OF 2027 1 Fletcher Spaght Growth Strategy Report, commissioned by Teknova and dated October 6, 2020 © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 11

Life Science Tools and Diagnostics accounts comprise remaining Clinical Solutions customers These customers utilize Teknova to manufacture their proprietary formulations for resale or as raw materials in their manufacturing processes to support high growth end markets such as bioprocessing and liquid biopsy © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 12

Key Takeaways Research- Significant Critical grade Additional operating supplier of reagents near-term leverage in GMP-grade provide a catalysts our P&L reagents diverse, create as our for emerging predictable, potential revenue therapies and and growing tailwinds increases diagnostics foundation © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 13

Supporting 3,000+ customers across the life sciences Limited Customer Concentration Stable Top Accounts (Top Lab Essentials Revenue / Total Revenue) 2025 End Market Tenure 2019-25 CAGR Rank 1 Genomics >10 yrs 45% Top 5: 12% 42% 2 Genomics >10 yrs Top 10: 18% 72% 3 Genomics 9 yrs 4 Large Pharma >10 yrs 10% 10% 5 Genomics >10 yrs 6 Cell & Gene Therapy 9 yrs 91% 6% 7 Distributor >10 yrs Rest: 82% 8 Large Pharma >10 yrs 9% 0% 9 CDMO >10 yrs 10 Cell & Gene Therapy >10 yrs -19% © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 14

Our products are foundational to the life sciences industry Plasmid Production Gene DNA We support the leading life Synthesis and RNA science tools companies: • Sequencing • Single cell Spatial- Enzyme • Spatial genomics genomics Production • Enzyme production • Nucleic acid production Single- Sequencing Cell Analysis © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 15

History of consistent double-digit growth LAB ESSENTIALS REVENUE $35,000,000 $30,000,000 $25,000,000 $20,000,000 $15,000,000 11% $10,000,000 2008-2025 $5,000,000 CAGR $- 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Pandemic © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 16

Key Takeaways Research- Significant Critical grade Additional operating supplier of reagents near-term leverage in GMP-grade provide a catalysts our P&L reagents diverse, create as our for emerging predictable, potential revenue therapies and and growing tailwinds increases diagnostics foundation © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 17

Over $200M in revenue * capacity with minimal additional capital investment required • ISO 13485-certified (GMP) facilities to support customers from discovery to commercialization 2 • Over 180,000 ft of facilities, including 2 approximately 10,000 ft of ISO 7 cleanrooms • In-house automation, engineering, and software teams support development and implementation of new production lines • Set up to scale with custom implementations of ERP, Quality Management System, Salesforce, and data analytics * Based on management’s estimates © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 18

FTEs (#) Effective cost management after period of investment sets up attractive financial profile with top-line growth $45 300 $41 $41 $35 $38 $37 250 $25 200 $15 ADJUSTED EBITDA 150 POSITIVE QTR $5 BEFORE THE END OF 100 ($7) ($5) ($15) 50 ($15) ($20) 2027 ($22) ($25) 0 2022 2023 2024 2025 Revenue Adj.EBITDA FTEs © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 19 MILLIONS ($)

SIGNIFICANT OPERATING LEVERAGE WITH TOP-LINE GROWTH 70% of revenue growth drops to bottom line 65%+ Gross Margin Gross Profit Variable Cost of Goods Sold • Grows in proportion to revenue – direct materials, packaging, scrap/waste, supplies, etc. • ~25-30% of total cost of sales today 55-60% Gross Margin Fixed Cost of Goods Sold • Largest component of our cost of 33% 27% Adj. goods today Gross Margin Gross Margin* • Capacity utilization drives absorption of fixed costs • Efficiencies from automation and higher volumes on GMP product runs allow more dollar output per labor hour 2024 2025 2X Revenue 4X Revenue * Adjusted Gross Margin equals GAAP Gross Margin plus $2.8M non-recurring non-cash charge for expired and excess inventory. © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 20

Key Takeaways Research- Significant Critical grade Additional operating supplier of reagents near-term leverage in GMP-grade provide a catalysts our P&L reagents diverse, create as our for emerging predictable, potential revenue therapies and and growing tailwinds increases diagnostics foundation © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 21

NEAR-TERM CATALYST Investing in commercial capabilities and activities INVESTMENT ($2M) SITUATION 1. Expand field team with expertise in life science • We believe that Biopharma end markets have stabilized and tools, diagnostics, and large pharma higher funding levels will persist 2. Drive more brand awareness through marketing activities such as tradeshows, seminars, and • We have also seen traction in targeted outreach high-growth markets like sequencing, spatial genomics, 3. Launch new lead generation tools and and cancer screening resources, including custom-built AI database for lead generation and qualification EXPECT INVESTMENT WILL ACCELERATE REVENUE GROWTH IN LATE 2026 AND INTO 2027 © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 22

NEW AI-POWERED ASSISTANT TM Build●Tek Custom Configurator Build complex custom product requests in minutes with Teknova’s interactive reagent assistant 3 minutes 3 days 30 years Build a complete Submit your Proven custom custom order with configuration and our reagent manufacturing just a few clicks in team returns a quote in experience behind one guided session 2-3 business days every order Evolution of our original Build●Tek buffer configurator provides complete guidance on formulation, format, manufacturing grade, QC testing, and more: • Assistant is trained on 30 years of Teknova’s manufacturing processes and know-how • Eliminates need for multiple rounds of inputs between the developer and Teknova technical team, which could take weeks and be error-prone • Configurations start with as much – or as little – as the developer has, and supports the upload of existing files, formulations, or literature • Developers can design multiple products at once • Additional features and functionality to come © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 23

NEW MANUFACTURING CAPABILITY TM Fill●Tek Dispensing System Increased customer demand for multiple bag sizes and filling configurations from the same production run led the team to develop our new single-use bag filling process • Provides greater flexibility for more varied custom GMP orders § Removes previous order quantity limitations due to pre-welded manifold • Improves margin for catalog GMP products by reducing costly manufacturing components Supports wide range of filters, and QC sample and product bag sizes (from 250 mL to 200 L single-use bags) Works across multiple bag + connector + tubing types to seamlessly plug into customer’s system Reduces incoming QC requirements for the customer Fully validated for GMP-grade manufacturing, up to 16 welds per line 24 © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026

NEAR-TERM CATALYST Historically seen a four-quarter lag between funding changes and effects on revenue 45 6 4-QUARTER 40 SHIFT SITUATION 5 35 • Biotech funding has been mostly down since mid-2022 30 4 • Substantial rebound in funding 25 observed starting in Q4:2025 3 • Strong first half growth in 2026 20 15 2 IMPACT 10 1 Primary impact is in purchases of custom 5 products from Biopharma customers, which represented approximately 25% of - 0 total revenue in 2025 Biotech Funding Custom Biopharma Revenue Custom Biopharma Revenue -4Q © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 25 Q1:19 Q2:19 Q3:19 Q4:19 Q1:20 Q2:20 Q3:20 Q4:20 Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Q2:22 Q3:22 Q4:22 Q1:23 Q2:23 Q3:23 Q4:23 Q1:24 Q2:24 Q3:24 Q4:24 Q1:25 Q2:25 Q3:25 Q4:25 Q1:26 Q2:26

NEAR-TERM CATALYST Opportunity to expand through tuck-in M&A Specific areas of interest: • Cell culture media and supplements • Transfection reagents • Cytokines, growth factors, enzymes, antibodies and other proteins • Geographic expansion © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 26

Proven management team with extensive experience in life sciences Stephen Gunstream Matt Lowell Jennifer Henry Damon Terrill President & Chief Executive Officer Chief Financial Officer Senior Vice President, General Counsel, Marketing Chief Compliance Officer Bella Neufeld Shari Hubbell Neil Abhyankar Ben Viering Rakesh Ahuja Vice President, Senior Director, Vice President, Vice President, Information Vice President, Operations Customer Relations Sales Systems & Architecture Quality & Regulatory © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 27

Leading provider of custom research and GMP-grade reagents ready to support our customers as they scale We are successfully executing on our long-term growth plan, having increased our Clinical Solutions customer 1 base from 13 to 60 over the past five years We believe we are poised to drive significant long-term value for shareholders with these targets: • Sustainable 20-25% Revenue Growth Research-grade reagents provide a diverse, • 60-65% Gross Margin predictable, and growing foundation, with over 3,000 customers and a compound annual growth rate for Lab • 25-30% Adjusted EBITDA Margin Essentials revenue in the low-double-digits since 2008 1 Clinical Solutions customers with >$5K spend per year © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 28

Q2:26 Financials

Q2:2026 Revenue Highlights Revenue by Category ($M) KEY HIGHLIGHTS $12.2 • Total second quarter revenue up 18% compared to the same period in $10.3 18% y/y $2.4 prior year • Lab Essentials increased 18% $2.1 compared to the same period in prior year • Clinical Solutions increased 18% $9.2 compared to the same period in $7.8 prior year Q2:2025 Q2:2026 Lab Essentials Clinical Solutions Other © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 30

Q2:2026 Income Statement Highlights Gross Margin (%) Total OpEx ($M) $7.8 $7.4 40.1% 38.7% Q2:2025 Q2:2026 Q2:2025 Q2:2026 1 Diluted EPS ($) Adjusted EBITDA ($M) ($0.7) ($0.06) ($0.8) ($0.07) Q2:2025 Q2:2026 Q2:2025 Q2:2026 1 Adjusted EBITDA is non-GAAP and adds back stock-based compensation and any qualified non-recurring items to EBITDA © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 31

Q2:2026 Cash Flow and Balance Sheet Highlights 1 Capital Expenditure ($M) Free Cash Flow ($M) ($0.6) ($2.3) $0.2 $0.1 Q2:2025 Q2:2026 Q2:2025 Q2:2026 Cash, Cash Equivalents, and Short-Term Investment was $17.4M as of June 30, 2026 1 Free Cash Flow equals cash provided by (used in) operating activities less purchases of property, plant, and equipment © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 32

Quarterly Financial Trends 1 Gross Margin (%) Total OpEx ($M) $10.2 $8.0 $8.1 $7.9 $7.9 $7.8 $7.8 $7.5 $7.4 $7.2 40% 39% 34% 32% 31% 31% 30% 29% $8.9 $8.1 $8.0 $7.8 $7.8 $7.8 $7.5 $7.4 $7.4 24% $7.2 23% Q1:24 Q2:24 Q3:24 Q4:24 Q1:25 Q2:25 Q3:25 Q4:25 Q1:26 Q2:26 Q1:24 Q2:24 Q3:24 Q4:24 Q1:25 Q2:25 Q3:25 Q4:25 Q1:26 Q2:26 Recurring Non-Recurring 2 Adjusted EBITDA ($M) 3 Free Cash Flow ($M) ($0.7) ($0.8) ($0.6) ($0.8) ($1.6) ($1.5) ($1.8) ($2.0) ($2.4) ($2.3) ($2.4) ($2.5) ($2.6) ($3.0) ($3.6) ($3.2) ($4.3) ($3.8) ($5.0) ($6.7) Q1:24 Q2:24 Q3:24 Q4:24 Q1:25 Q2:25 Q3:25 Q4:25 Q1:26 Q2:26 Q1:24 Q2:24 Q3:24 Q4:24 Q1:25 Q2:25 Q3:25 Q4:25 Q1:26 Q2:26 1 Gross Margin in Q3:24 excludes non-recurring, non-cash charges related to the expired and excess inventory ($2.8M) 2 3 Adjusted EBITDA is non-GAAP and adds back stock-based compensation and any qualified non-recurring items to EBITDA Free Cash Flow equals cash provided by (used in) operating activities less purchases of property, plant, and equipment © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 33

2026 Outlook and Capital Runway GUIDANCE • Raising fiscal 2026 outlook for revenue and improving outlook for Free Cash Outflow • Anticipate total revenue of $45 million to $47 million for fiscal year ending December 31, 2026 (“2026”), up 14% y/y at the midpoint • Targeting Free Cash Outflow of less than $8 million for 2026 CAPITAL RUNWAY ASSUMPTIONS ADJUSTED • Estimate annualized revenue range of $52-57 million to achieve EBITDA POSITIVE Adjusted EBITDA break-even quarter before the end of 2027 QTR BY END OF • Expect sufficient liquidity to become cash flow positive with organic growth strategy, assuming: • Average low double-digit revenue growth 2027 • Average 70% contribution margin on additional revenue • Limited annual OpEx growth • ~$2 million per year of capital expenditure © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 34

Preliminary Q3:26 Financials

Preliminary Q3:26 Financial Results Q3 Highlights Metric Expected Result • Total revenue up 19% to 21% compared to the same period prior year Revenue $12.5M – $12.7M § Clinical Solutions revenue grew high double digits compared to the same period prior year, marking the highest revenue in over 3 years Gross Margin 36.0% – 38.0% § Steady and consistent high single-digit growth in Lab Essentials revenue compared to the same Adjusted EBITDA ($1.2M) – ($1.0M) period prior year • Gross margin expansion of 500-700 bps Cash & Short Term compared to same period prior year, driven $16.6M 1 Investments primarily by top-line growth • Adjusted EBITDA loss expected to improve by at least 25% compared to same period prior year driven by continued cost discipline 1 As of September 30, 2026 © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 36

Supplemental Non-GAAP Reconciliations

Non-GAAP Reconciliations ALPHA TEKNOVA, INC. Reconciliation of Non-GAAP Measures to the Most Comparable GAAP Measures (unaudited) (in thousands) © 2026 Alpha Teknova, Inc. ● All Rights Reserved ● October 2026 38